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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 10, 1999


                            PREFERRED NETWORKS, INC.
             (Exact name of Registrant as Specified in its Charter)


           GEORGIA                       0-27658                   58-1954892
(State or other jurisdiction of     (Commission File           (I.R.S. Employer
 incorporation or organization)          Number)                Identification)

                       850 Center Way, Norcross, GA 30071
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (770) 582-3500
              (Registrant's telephone number including area code)

                                 Not Applicable
              (Former name, former address and former fiscal year,
                           if changed since last year)


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AMENDMENT

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial statements of business acquired.

               Not Applicable.

         (b)   Pro Forma Financial Information

         The following unaudited pro forma condensed consolidated financial statements of Preferred Networks, Inc. (the "Registrant") are derived from, and should be read in conjunction with, the Registrant's Form 10-K for the period ended December 31, 1998 and subsequent reports filed under the Securities Act of 1934 filed with the Securities and Exchange Commission. The pro forma condensed consolidated financial statements do not purport to be indicative of the results of operations or the financial position which would have actually been reported had the Registrant's disposition of EPS Wireless, Inc. ("EPS") been consummated on the dates indicated, or which may be reported in the future.

         The pro forma balance sheet reflects EPS as a discontinued operation, and assumes that the disposition occurred on September 30, 1999.

         The pro forma statement of operations reflects EPS as a discontinued operation as if the transaction had been consummated at the beginning of the period of the statement. (i.e. January 1, 1998 for the year ended statement and January 1, 1999 for the nine months ended statement.)

         The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K, originally filed with the Securities and Exchange Commission on December 22, 1999, as set forth herein.


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                           PREFERRED NETWORKS, INC.
               CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

                                                                                                                     PRO FORMA
                                                                             SEPTEMBER 30,       PRO FORMA          SEPTEMBER 30,
                                                                                 1999           ADJUSTMENTS             1999
                                                                             -------------      -----------         -------------
                                     ASSETS
Current assets
  Cash and cash equivalents ..........................................       $  3,048,055       $  3,099,645   a    $  6,147,700
  Accounts receivable, net ...........................................          3,638,173         (2,024,014)  a       1,614,159
  Inventory ..........................................................          2,228,285           (508,136)  a       1,720,149
  Prepaid expenses and other current assets ..........................          1,033,592           (194,241)  a         839,351
                                                                             ------------       ------------        ------------
     Total current assets ............................................          9,948,105            373,254          10,321,359

Property and equipment, net ..........................................         17,428,358           (733,343)  a      16,695,015
Goodwill net .........................................................         11,117,379         (4,110,760)  a       7,006,619
FCC licenses, net ....................................................          8,405,605                 --           8,405,605
Other assets, net ....................................................            875,058                 --   a         875,058
                                                                             ------------       ------------        ------------
                                                                             $ 47,774,505       $ (4,470,849)       $ 43,303,656
                                                                             ============       ============        ============

                    LIABILITIES, REDEEMABLE PREFERRED STOCK,
                            AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable ...................................................       $  4,911,412       $ (2,933,955)  a    $  1,977,457
  Accrued liabilities ................................................            943,885            488,349   a       1,432,234
  Accrued compensation ...............................................            222,121             34,004   a         256,125
  Current portion of notes payable and capital lease obligations .....         12,028,917         (9,545,018)  a       2,483,899
                                                                             ------------       ------------        ------------
     Total current liabilities .......................................         18,106,335        (11,956,620)  a       6,149,715

Notes payable and capital lease obligations, less current portion ....          3,623,904            (27,014)          3,596,890

Class A Redeemable Preferred Stock, no par value, $1.50 per
  share redemption price; 13,500,000 shares authorized,
  10,000,000 shares issued and outstanding (including $3,425,057 and $2,308,333 of undeclared dividends in 1999 and 1998,
  respectively).......................................................        17,321,699                 --           17,321,699

Class B Senior Redeemable Preferred Stock, no par value, $1.50 per share redemption price; 5,500,000 shares authorized,
  5,333,336 shares issued and outstanding (including $1,943,488 and $945,161 of undeclared dividends in 1999 and 1998,
  respectively).......................................................         9,228,228                 --            9,228,228
                                                                            ------------       ------------         ------------
     Total liabilities and Redeemable Preferred Stock ................        48,280,166        (11,983,634)          36,296,532

Stockholders' equity
   Common Stock, no par value, 100,000,000 shares authorized
       in 1999 and 1998; 16,369,302 and 16,334,377 issued and
       outstanding in 1999 and 1998, respectively ......................      59,393,438                 --           59,393,438

   Accretion of Redeemable Preferred Stock ..........................         (1,295,707)                --           (1,295,707)

   Accumulated deficit ...............................................       (58,603,392)         7,512,785   a      (51,090,607)
                                                                            ------------       ------------         ------------
       Total Stockholders' equity ....................................          (505,661)         7,512,785            7,007,124
                                                                            ------------       ------------         ------------
                                                                            $ 47,774,505       $ (4,470,849)        $ 43,303,656
                                                                            ============       ============         ============


      See notes to condensed pro forma consolidated financial statements.


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                           PREFERRED NETWORKS, INC.
           CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                                                                            ----------------------------------------------------
                                                                                                PRO FORMA
                                                                            CONSOLIDATED       ADJUSTMENTS            PRO FORMA
                                                                            ------------       ------------         ------------
Revenues
     Network services ................................................      $  9,878,145       $         --         $  9,878,145
     Product sales ...................................................         7,406,638         (4,211,422) a         3,195,216
     Other services ..................................................        11,769,808        (11,611,050) a           158,758
                                                                            ------------       ------------         ------------
              Total revenues .........................................        29,054,591        (15,822,472)          13,232,119

Costs of revenues
     Network services ................................................         6,309,007                 --            6,309,007
     Product sales ...................................................         6,383,482         (3,317,382) a         3,066,100
     Other services ..................................................         9,888,638         (9,878,445) a            10,193
                                                                            ------------       ------------         ------------
              Total costs of revenues ................................        22,581,127        (13,195,827)           9,385,300
                                                                            ------------       ------------         ------------
Gross margin .........................................................         6,473,464         (2,626,645)           3,846,819

Selling, general and administrative expenses .........................         8,633,964         (2,226,010) a         6,407,954
Depreciation and amortization ........................................         4,281,696           (511,147) a         3,770,549
                                                                            ------------       ------------         ------------
              Operating loss .........................................        (6,442,196)           110,512           (6,331,684)
Interest expense .....................................................        (1,433,376)           764,088             (669,288)
Interest income ......................................................            77,372            150,000  a,b         227,372
Gain/(loss) on asset disposal ........................................           (62,206)                --              (62,206)
                                                                            ------------       ------------         ------------
Income from continuing operations before income taxes
  and cumulative effect of change in accounting principle ............        (7,860,406)         1,024,600           (6,835,806)
Income tax benefit ...................................................           400,000                 --              400,000
                                                                            ------------       ------------         ------------
Net loss from continuing operations before cumulative
  effect of change in accounting principle ...........................        (7,460,406)         1,024,600           (6,435,806)
Discontinued operations:
     Net income (loss) from discontinued operations,
       net of income tax .............................................           (72,884)                --              (72,884)
     Gain on sale of PTS, net of income tax ..........................           836,428                 --              836,428
                                                                            ------------       ------------         ------------
     Net income from discontinued operations .........................           763,544                 --              763,544
Cumulative effect of change in accounting principle ..................        (1,832,398)                --           (1,832,398)
                                                                            ------------       ------------         ------------
         Net loss ....................................................        (8,529,260)         1,024,600           (7,504,660)
                                                                            ============       ============         ============

Accretion of Redeemable Preferred Stock ..............................          (466,919)                --             (466,919)
Redeemable Preferred Stock dividend requirements .....................        (2,115,051)                --           (2,115,051)
                                                                            ------------       ------------         ------------
              Net loss attributable to Common Stock ..................      $(11,111,230)      $  1,024,600         $(10,086,630)
                                                                            ============       ============         ============
Net income (loss) per share of Common Stock from:
         Continuing operations before cumulative effect
             of change in accounting principle .......................      $       (.61)      $        .06         $       (.55)
         Discontinued operations, net of income tax ..................      $        .04       $         --         $        .04
         Cumulative effect of change in
             accounting principle ....................................      $       (.11)      $         --         $       (.11)
Net loss per share of Common Stock ...................................      $       (.68)      $         --         $       (.62)

Weighted average number of common shares used in
   calculating net loss per share of Common Stock ....................        16,337,940         16,337,940           16,337,940
Pro forma net loss assuming accounting principle is
   applied retroactively .............................................        (6,696,862)      $  1,024,600           (5,672,262)
Pro forma net loss attributable to Common Stock
   assuming change in accounting principle is applied
    retroactively ....................................................      $ (9,278,832)      $  1,024,600         $ (8,254,232)
Pro forma net loss per share .........................................      $       (.57)      $        .06         $       (.51)

See notes to condensed pro forma consolidated financial statements.


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                            PREFERRED NETWORKS, INC.
           CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                                                 YEAR ENDED
                                                                                               DECEMBER 31, 1998
                                                                            ----------------------------------------------------
                                                                                               PRO FORMA
                                                                            CONSOLIDATED      ADJUSTMENTS            PRO FORMA
                                                                            ------------      ------------          ------------
Revenues
   Network services ..................................................      $ 13,204,172      $         --          $ 13,204,172
   Product sales .....................................................        15,255,483        (9,362,792)  a         5,892,691
   Other services ....................................................         6,839,196        (6,839,196)  a,c              --
                                                                            ------------      ------------          ------------
            Total revenues ...........................................        35,298,851       (16,201,988)          (19,096,863)

Costs of revenues
   Network services ..................................................         8,537,012                --             8,537,012
   Product sales .....................................................        13,248,038        (7,501,440)  a         5,746,598
   Other services ....................................................         6,489,369        (6,489,369)  a,c              --
                                                                            ------------      ------------          ------------
            Total costs of revenues ..................................        28,274,419       (13,990,809)           14,283,610
                                                                            ------------      ------------          ------------
Gross margin .........................................................         7,024,432        (2,211,179)            4,813,253

Selling, general and administrative expenses .........................        13,879,266        (4,065,348)  a         9,813,918
Depreciation and amortization ........................................         6,743,031          (648,273)  a         6,094,758
                                                                            ------------      ------------          ------------
            Operating loss ...........................................       (13,597,865)        2,502,442           (11,095,423)
Interest expense .....................................................        (2,043,182)        1,035,566   a,b      (1,007,616)
Interest income ......................................................           351,384          (150,000)  a,b         201,384
       Net loss ......................................................      $(15,289,663)     $  3,388,008          $(11,901,655)
                                                                            ============      ============          ============

Accretion of Redeemable Preferred Stock ..............................          (583,062)               --              (583,062)
Redeemable Preferred Stock dividend requirements .....................        (2,445,161)               --            (2,445,161)
                                                                            ------------      ------------          ------------
            Net loss attributable to Common Stock ....................      $(18,317,886)     $  3,388,008          $(14,929,878)
                                                                            ============      ============          ============

Net loss per share of Common Stock ...................................      $      (1.13)     $        .21          $       (.92)

Weighted average number of common shares used in
 calculating net loss per share of Common Stock ......................        16,257,586        16,257,586            16,257,586



Notes to condensed pro forma consolidated financial statements:
   (a)      Record the sale of EPS Wireless, Inc.
   (b) Record the estimated interest income and interest expense on cash and debt payment at current rates.
   (c)      Net of intercompany eliminations.


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                            PREFERRED NETWORKS, INC.

         (d)   Exhibits

2. Share Purchase Agreement between the Registrant and Celestica Corporation dated December 10, 1999 (Incorporated by reference to the same Exhibit number of the Registrant's Current Report of Form 8-K dated December 10, 1999)

10.1 Second Agreement Concerning Amendment to Credit Agreement dated as of December 9, 1999 by and among PNI Systems, LLC, the Registrant and Bank of America, N.A. (Incorporated by reference to the same Exhibit number of the Registrant's Current Report of Form 8-K dated December 10, 1999)

10.2     Agreement Concerning Amendment to Credit Agreement dated as of
         December 9, 1999 by and between the Registrant and Glenayre Electronics, Inc. (Incorporated by reference to the same Exhibit number of the Registrant's Current Report of Form 8-K dated December 10, 1999)


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                           PREFERRED NETWORKS, INC.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            PREFERRED NETWORKS, INC.



Date: February 25, 2000         By:     /s/ Kathryn Loev Putnam
                                        ------------------------------------
                                            Kathryn Loev Putnam
                                            Senior Vice President and Chief
                                            Financial Officer


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